Discussion of
Acu-Cast Acquisition and
Launch of 3Dproparts™
October 1, 2009
Conference Call
and Webcast

Participants
 Amanda Molbert
     Coordinator, Investor Relations
 Abe Reichental
 President & Chief Executive Officer
 Damon Gregoire
 Vice President & Chief Financial Officer
 Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
 To listen to the conference via phone and to ask questions
 during our Q&A session, please dial:
  1-888-336-3485 in the United States
  1-706-634-0653 from outside the United States
  Confirmation Code: 32977598

4
Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms
“believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,”
and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange
Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

 We acquired Acu-Cast Technologies, LLC, a leading provider of rapid prototyping and manufacturing services.
 We launched 3Dproparts™, the world’s largest rapid
 prototyping and direct rapid manufacturing parts services.
Announced Growth Initiatives

ACU-CAST
TECHNOLOGIES, LLC

3D SYSTEMS
Create with Confidence™
6

3D Systems Acquires Acu-Cast Technologies

 Acu-Cast Technologies is:
  A leading provider of rapid prototyping
 and manufacturing services
  A preferred supplier to numerous
 consumer goods, automotive and
 medical instrument companies
  Known in the industry for its skill at
 producing precision plastic and metal
 parts
  A specialist in simulated die casting
 using the Rubber Plaster Mold process
 of casting aluminum and zinc
 We expect this acquisition to be accretive
 to our future operating income.

proparts

POWERED BY 3D SYSTEMS

3D SYSTEMS

Create with Confidence™

7

3Dproparts™ Powered By 3D Systems
 Today, we launched 3Dproparts™, the world’s largest Rapid Prototyping and Direct Rapid Manufacturing parts service.
 3Dproparts™ delivers to our customers the broadest range of precision plastic and metal parts and assemblies produced from the widest range of production and additive grade materials on the latest Additive and
 Traditional Manufacturing systems.
 As part of our new 3Dproparts™ service, we plan to invite all existing
 Preferred Service Providers and leading service bureaus to use
 3Dproparts™ as their comprehensive order-fulfillment center.

proparts
Create with Confidence

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Extra large, high-definition single-piece parts
Save assembly cost & time.
60 inches or 150 cm long.
Create with Confidence

CONTACT US

PRODUCTION QUALITY COMPLEX METAL PARTS IN DAYS
Learn more...
m'cast
www.mcast.com

PROTOTYPES

Accelerate product design.

The latest additive manufacturing solutions, the best plastic and metal CNC machining, casting and finishing to bring your new product to life quickly and cost effectively. Learn more...

PRODUCTION PARTS

Reduce Your Investment.

Leverage the largest capacity and the widest choice of production methods. Comprehensive plastic or metal materials, and finishes from your state-of-the-art production facility. Learn more...

JIGS & FIXTURES

Durable, functional and fast.

Save space and inventory costs. Fully assembled and tested.

Learn more...

INSTANTQUOTE™

Quote various materials and technologies without transferring your CAD file.

GET A QUOTE

3D PRINTERS

Get your own 3D Printer.
Fast, affordable & convenient Prototyping.

LEARN MORE

3Dproparts™ Empowers You To Create With Confidence
 3Dproparts™ can handle any customer
 project - large or small - completely within
 our facilities
  Delivering quality precision real-parts
  Made from production and additive grade
 plastics and metals
  With speed and efficiency
 Powered by 3D Systems’ latest generation of
 Pro systems and materials
 Complemented by Acu-Cast Technologies’
 years of part-building expertise
 3Dproparts™ provides our customers with
 the ultimate one-stop shop for all their
 design, prototyping and manufacturing
 needs.

3Dproparts™ Provides Choices For Your Success
 3Dproparts™ employs instant 24/7 online
 quoting-and-ordering site
 www.3Dproparts.com.
 3Dproparts™ offers customers a full choice
 of additive and traditional parts
  produced in-house
  on the latest generation equipment
  from a comprehensive range of plastic and
 metal production grade materials
 3Dproparts™ has the capacity to handle all
 of its customers’ peak demand
 requirements and to deliver the same
 quality service seven days a week.

Create with Confidence™

SYSTEMS
M'QAST
www.mqast.com
proparts
toptobottomdental.com

Looking Ahead
 Integrate our Rapid
 Manufacturing Centers in Rock
 Hill, South Carolina and
 Darmstadt, Germany into our
 3Dproparts™ service
 Grow this activity organically
 through meeting customer
 needs and additional strategic
 acquisitions
 Deploy our latest proprietary
 manufacturing capabilities in
 our 3Dproparts™ service for
 the benefit of our customers

Operating Expectations Second-Half 2009
We expect this acquisition to be accretive to our operating income.

 We expect fourth quarter revenue to benefit incrementally as a result of this acquisition.
 We expect our post-acquisition gross profit margin to remain strong, notwithstanding overall lower revenue this year and a negative 2-4 percentage point drag from initial
 V-Flash® shipments and adverse systems mix that we have previously disclosed.
 We expect post-acquisition SG&A expenses for the second half of 2009 to be within the range of $17.5-19.0 million, an increase of $0.5-1.0 million from our previously announced range.
  Inclusive of our anticipated higher litigation expenses for 2009
 We expect R&D spending for the second half of 2009 to remain within our previously announced range of $5-6 million without impairing our pace and rate of planned new product introductions.
 We expect our post-acquisition cash position to resume its growth.

3-D Printers

Bottom Line
We remain committed to our long-term growth objectives and are confident in our ability to provide value to our customers and stockholders.

 With these growth initiatives in place, our funnel of new
 opportunities for the remainder of 2009 is stronger.
 Our 3 pillars of business: Parts, Printers and Production
 Systems should help drive demand for our products by OEMs.
 Our business model is built around significant, recurring
 revenue components that have begun to generate improved
 contribution margins.
 Given the progress we have made over the past three quarters, we are confident in our ability to execute on our growth
 plan.

Out of respect for other conference call
participants, please ask one question and then
return to the queue to ask additional questions.

Please direct all questions through the
teleconference portion of this call.

To ask questions:
 • Phone: 1-888-336-3485
 • International: 1-706-634-0653
 • Confirmation Code: 32977598
Question and Answer Session

A replay of this webcast will be
available approximately three
hours after the call on the 3D
Systems Investor Relations Web
site, www.3Dsystems.com/ir.
Thank You For Participating